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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 3, 2005


                              H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                   1-3385                   25-0542520
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                    GENERAL

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 27, 2005, the Chairman of the Management Development & Compensation Committee (the "Committee") of the Board of Directors of H.J. Heinz Company (the "Company") approved annual cash bonus awards to the following named executive officers in the amounts indicated below:

Name                          Title                          Amount
----                          -----                          ------

William R. Johnson            Chairman, President and       1,900,000
                              Chief Executive Officer

Jeffrey P. Berger             Executive Vice President -      224,625
                              Global Foodservice

Joseph Jimenez                Executive Vice President        298,314
                              and President and Chief
                              Executive Officer - Heinz
                              Europe

David C. Moran                Senior Vice President and       469,488
                              President - Heinz Consumer
                              Products

Arthur Winkleblack            Executive Vice President        332,688
                              and Chief Financial Officer


Bonus awards were also approved for other executive officers pursuant to the provisions of existing plans.

With respect to Mr. Berger, on June 3, 2005 an award of 26,364 restricted stock units vested upon achieving specific performance objectives. The award was granted before Mr. Berger became an executive officer in November 2004.

Also, the following restricted stock units ("RSUs"), which were granted on May 17, 2005, will vest in 25% increments over four years:

Name                          Title                        Number of RSUs
----                          -----                        --------------

William R. Johnson            Chairman, President and          20,889
                              Chief Executive Officer

Jeffrey P. Berger             Executive Vice President -        6,355
                              Global Foodservice

Joseph Jimenez                Executive Vice President          6,657
                              and President and Chief
                              Executive Officer - Heinz
                              Europe

David C. Moran                Senior Vice President and         5,111
                              President - Heinz Consumer
                              Products

Arthur Winkleblack            Executive Vice President          6,355
                              and Chief Financial Officer


RSUs were also granted to other executive officers pursuant to the provisions of existing plans.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By  /s/ Arthur Winkleblack
                                           ----------------------------------
                                           Arthur Winkleblack
                                           Executive Vice President and
                                           Chief Financial Officer


Dated: June 3, 2005